Exhibit 3

22º Ofício de Notas RJ

WILHAMI DE OLIVEIRA

Tabelião de Notas

RUA SENADOR DANTAS, 39 – CENTRO • RIO DE JANEIRO • RJ – CEP: 20.031-202

TEL: (21) 2544-0277 juridico@22oficiodenotas.com.br

BOOK	**1023**	**POWER OF ATTORNEY issued by the NATIONAL BANK FOR ECONOMIC AND SOCIAL DEVELOPMENT – BNDES, as follows:**
PAGES	**032**	
ACT	**014**	

Let it be known to all who may see this public instrument of power of attorney that in the year two thousand twenty-five (2025), on the twenty-third (23rd) day of the month of JULY, in the city of Rio de Janeiro, State of Rio de Janeiro, at the headquarters of the 22nd NOTARY PUBLIC OFFICE, located at Rua Senador Dantas No. 39, Centro, before me, LEANDRA CARDOZO ANDRADE RODRIGUES, Registration No. 94/6642, SUBSTITUTE NOTARY, at the invitation of the grantor identified below, I appeared at the address provided, as per the documents presented, and was informed that by this public instrument the grantor appoints and constitutes his/her attorney-in-fact, hereinafter named and identified. Grantor: **NATIONAL BANK FOR ECONOMIC AND SOCIAL DEVELOPMENT - BNDES**, a federal public enterprise governed by Law No. 5,662 of June 21, 1971, with the name given by Decree-Law No. 1,940 of May 25, 1982, headquartered in Brasília, Federal District, and with a service office in Rio de Janeiro, State of Rio de Janeiro, at Avenida República do Chile, No. 100, Centro, registered with the CNPJ under No. 33.657.248/0001-89, hereby represented, in accordance with its Bylaws, by its Executive Director **HELENA TENÓRIO VEIGA DE ALMEIDA**, a Brazilian citizen, married, economist, holder of ID No. 07495692-1, issued by IFP/RJ, registered with the CPF/MF under No. 033.331.617-70, and by its Executive Director **WALTER BAÈRE DE ARAÚJO FILHO**, a Brazilian citizen, divorced, federal attorney, holder of ID No. 55.138, issued by the OAB/DF, registered with the CPF/MF under No. 055.860.817-50, both with a business address at Avenida República do Chile, No. 100, Centro, city of Rio de Janeiro, State of Rio de Janeiro, acknowledged and identified as the persons in question, whose legal capacity I acknowledge and attest to. And, they have informed me that, by this public instrument, they appoint and constitute as their attorneys-in-fact the Executive Directors **(01) ALEXANDRE CORREA ABREU**, a Brazilian citizen, married, a business administrator, holder of ID No. 621241, issued by the SSP/ES, registered with the CPF/MF under No. 837.946.627-68; **(02) HELENA TENÓRIO VEIGA DE ALMEIDA**, Brazilian, married, economist, holder of ID No. 07495692-1, issued by IFP/RJ, registered with the CPF/MF under No. 033.331.617-70; **(03) JOSÉ LUIS PINHO LEITE GORDON**, Brazilian, economist, divorced, holder of ID No. 02385034170, issued by Detran/DF, registered with the CPF/MF under No. 326.572.378-00; **(04) LUCIANA APARECIDA DA COSTA**, Brazilian, economist, living in a common-law marriage, holder of ID No. 12.996.1553, issued by SSP/SP, registered with the CPF/MF under No. 179.103.718-61; **(05) LUIZ AUGUSTO FRAGA NAVARRO DE BRITTO FILHO**, Brazilian, single, attorney, holder of ID No. 13,693, issued by the OAB/DF, registered with the CPF/MF under No. 347,230,215-15; **(06) MARIA FERNANDA RAMOS COELHO**, Brazilian, divorced, journalist, holder of ID No. 1,817,752, issued by the SSP/PE, registered with the CPF/MF under No. 318,455,334-53; **(07) NELSON HENRIQUE**

This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.
To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5

1

 BARBOSA FILHO, Brazilian, married, economist, holder of ID No. 07555659-7, issued by Detran/RJ, registered with the CPF/MF under No. 009.073.727-08; (08) TEREZA HELENA GABRIELLI BARRETO CAMPELLO, Brazilian, divorced, economist, holder  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  1

 ID No. 11862179-8, issued by the SSP/SP, registered with the CPF/MF under No. 491.467.346-00; and  (09) WALTER BAÈRE DE ARAÚJO FILHO, Brazilian, divorced, federal attorney, holder of ID  No. 55.138, issued by the OAB/DF, registered with the CPF/MF under No. 055.860.817-50; the Superintendents (10) ANA CRISTINA RODRIGUES DA COSTA, Brazilian, legally separated, economist, holder of ID No. 09658115-2, issued by IFP/RJ, registered with the CPF/MF under No. 038.097.427-40; (11) CARLA GASPAR PRIMAVERA, Brazilian, single, attorney, holder of ID No. 102.577, issued by OAB/RJ, registered with the CPF/MF under No. 071.234.357-10; (12) FERNANDO PASSERI LAVRADO, Brazilian, married, systems analyst, holder of ID No. 08158260-3, issued by DIC/RJ, registered with the CPF/MF under No. 004.867.577-65; (13) FELIPE BORIM VILLEN, Brazilian, living in a common-law marriage, economist, holder of ID No. 32.603.030-x, issued by the SSP/SP, registered with the CPF/MF under No. 316.577.60839;  (14) GABRIEL RANGEL VISCONTI, Brazilian, married, economist, holder of ID No.  09818279-3, issued by Detran/RJ, registered with the CPF/MF under No. 045.362.277-17; (15) GABRIEL FERRAZ AIDAR, Brazilian, married, economist, holder of ID No. 3503036-9, issued by Detran/RJ, registered with the CPF/MF under No. 310.042.508-19;  (16) IAN RAMALHO GUERRIERO, Brazilian, married, economist, holder of ID No. 29511082-  X, issued by SSP/SP, registered with the CPF/MF under No. 310.499.888-41; (17) JOÃO PAULO PIERONI, Brazilian, married, economist, holder of ID No. 1099358-9, issued by the SSP/MG, registered with the CPF/MF under No. 058.078.556-47; (18) JULIANA SANTOS DA CRUZ, Brazilian, living in a common-law marriage, attorney, holder of ID No. 134.574, issued by the OAB/SP, registered with the CPF/MF under No. 159.069.758-88; (19) JULIO CESAR MACIEL RAMUNDO, Brazilian, divorced, economist, holder of ID No. 06979152-3, issued by Detran/RJ, registered with the CPF/MF under No. 003.592.857-32; (20) JULIO COSTA LEITE, Brazilian, married, engineer, holder of ID No. 46857159-0, issued by Detran/RJ, registered with the CPF/MF under No. 029.305.577-70; (21) LEANDRO DA COSTA SILVEIRA, Brazilian, single,  accountant, holder of ID No. RJ088499/O-2, issued by the CRC/RJ, registered with the CPF/MF  under No. 037.513.617-74; (22) LEOPOLDO ORSINI DE CASTRO FRANÇA, Brazilian,  married, engineer, holder of ID No. 03531250409, issued by Detran/RJ, registered with the CPF/MF under No. 825.902.907-30; (23) LÍVIA DOS REIS CAVALCANTE JOSÉ ROCHA,  Brazilian, married, attorney, holder of ID No. 151,509, issued by the Brazilian Bar Association  (OAB/RJ), registered with the CPF/MF under No. 103.683.277-52; (24) LUCIANA LAGES TITO, Brazilian, married, attorney, holder of ID No. 88,483, issued by the Brazilian Bar Association (OAB/RJ), registered with the CPF/MF under No. 045,452,517-65; (25) LUCIENE FERREIRA MONTEIRO MACHADO, Brazilian, married, chemical engineer, holder of ID No. 09965068-1, issued by Detran/RJ, registered with the CPF/MF under No. 037.653.907-04; (26) MARCELO MARCOLINO, Brazilian, married, accountant, holder of ID No. 067.923, issued by the CRC/RJ, registered with the CPF/MF under No. 857.199.007-72; (27) MARCELO PORTEIRO CARDOSO, Brazilian, married, administrator, holder of ID No. 0078057425-6, issued by Detran/RJ, registered with the CPF/MF under No. 981.765.797-34; (28) MARCO AURÉLIO SANTOS CARDOSO, Brazilian, single, economist, holder of ID No. 08607044-8, issued by IFP/RJ, registered with the CPF under No. 024.765.277-69; (29) MARCUS SERGIO MARTINS AGUIAR, Brazilian, living in a common-law marriage, administrator, holder of ID No. 1296500-0, issued by the SSP/MS, registered with the CPF/MF under No. 003.655.231-35; (30)  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  1

 MARINA MOREIRA DA GAMA, Brazilian, divorced, economist,  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  1

22º Ofício de Notas RJ

WILHAMI DE OLIVEIRA
Tabelião de Notas
RUA SENADOR DANTAS, 39 – CENTRO - RIO DE JANEIRO - RJ – CEP: 20.031-202
TEL: (21) 2544-0277 juridico@22oficiodenotas.com.br

holder of ID No. 28918100-8, issued by the SSP/SP, registered with the CPF/MF under No. 272.031.638-57; **(31) NABIL MOURA KADRI**, Brazilian, married, administrator, holder of ID No. 027317085-5, issued by the SSP/SP, registered with the CPF/MF under No. 302.072.188-11; **(32) PATRÍCIA MIGUEL GOUVEIA**, Brazilian, married, accountant, holder of ID No. 10895451-2, issued by the IFP, registered with the CPF/MF under No. 087.679.547-58; **(33) PAULA SALDANHA JAOLINO COTOVIO**, Brazilian, married, attorney, holder of ID No. 95,457, issued by the OAB/RJ, registered with the CPF/MF under No. 021,504,237-90; **(34) VICTOR PINA DIAS**, Brazilian, single, economist, holder of ID No. 20129009-5, issued by Detran/RJ, registered with the CPF/MF under No. 100.902.167-25; and the Department Heads **(35) ALESSANDRA PIERRO SARAIVA**, Brazilian, married, systems analyst, holder of ID No. 08932193-9 issued by Detran/RJ, registered with the CPF/MF under No. 018.729.767-35; **(36) ALLAN AMARAL PAES DE MESENTIER**, Brazilian, married, economist, holder of ID No. 20.801.073-6, issued by DETRAN/RJ, registered with the CPF/MF under No. 105.501.467-50; **(37) ALEXANDRE SICILIANO ESPOSITO**, Brazilian, single, economist, holder of ID No. 10853629-3, issued by IFP/RJ, registered with the CPF/MF under No. 073.563.257-05; **(38) ANA CAROLINA DE ALMEIDA CARNEIRO**, Brazilian, married, Bachelor of Computer Science, holder of ID No. 10956305-6, issued by IFP/RJ, registered with the CPF/MF under No. 080458557-11; **(39) ANA PAULA DE SOUSA SOARES**, Brazilian, divorced, accountant, holder of ID No. 07036085-4, issued by IFP/RJ, registered with the CPF/MF under No. 915.537.177-91; **(40) ANA RAQUEL PAIVA MARTINS**, Brazilian, married, production engineer, holder of ID No. 109249292, issued by IFP/RJ, registered with the CPF/MF under No. 071.530.897-13; **(41) ANDRÉ DE BARROS RÜTTIMANN**, Brazilian, married, administrator, holder of ID No. 11465439-5, issued by IFP/RJ, registered with the CPF/MF under No. 052.458.387-02; **(42) ANDRE LUIZ CARVALHAL DA SILVA**, Brazilian, married, engineer, holder of ID No. 09727707-3, issued by Detran-RJ, registered with the CPF/MF under No. 021.812.427-98; **(43) ANDRÉS SOBALVARRO CÔRTES DA SILVEIRA**, Brazilian, single, attorney, holder of ID No. 12003654-6, issued by Detran-RJ, registered with the CPF/MF under No. 108.263.997-46; **(44) ARIAN BECHARA FERREIRA**, Brazilian, married, engineer, holder of ID No. 08206862-8, issued by Detran/RJ, registered with the CPF/MF under No. 029.611.177-55; **(45) ARTHUR DE REZENDE PINTO**, Brazilian, divorced, economist, holder of ID No. MG 11.589.263, issued by SSP/MG, registered with the CPF/MF under No. 060.236.886-32; **(46) BRUNA PRETTI CASOTTI**, Brazilian, single, economist, holder of ID No. 020500477-3, issued by Detran/RJ, registered with the CPF/MF under No. 106.069.137-00;

(47) BRUNO CASTELO BRANCO, Brazilian, married, engineer, holder of ID No. 11775245-1, issued by IFP/RJ, registered with the CPF/MF under No. 077.990.927-50; **(48) CAIO BARBOSA ALVES DE ARAÚJO**, Brazilian, married, attorney, holder of ID No. 1082714-3, issued by the SSP/MG, registered with the CPF/MF under No. 100.845.897-01; **(49) CAMILA CARVALHO COSTA**, Brazilian, single, administrator, holder of ID No. 36037672-7, issued by Detran/RJ, registered with the CPF/MF under No. 657.640.723-87; **(50) CARLA REIS DE SOUZA NETO**, Brazilian, married, economist, holder of ID No. 10152324-9, issued by Detran/RJ, registered with the CPF/MF under No. 025.948.957-33; **(51) CARLOS EDUARDO AZEN ALVES**, Brazilian, married, engineer, holder of ID No. 11050548-4, issued by IFP/RJ, registered with the CPF/MF under No. 076.437.247-50; **(52) CAROLINA AMARAL DE ALMEIDA**,

This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.
To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5

5

 Brazilian, single, economist, holder of ID No. 21271418-2, issued by Detran/RJ, registered with the CPF/MF under No. 124.021.527-45; (53) CAROLINA SCHABBACH OLIVEIRA  RIBEIRO, a Brazilian citizen, married, attorney, holder of ID No. 148,249, issued by the Brazilian Bar Association (OAB/RJ), registered with the CPF/MF under No. 099.921.307-50; (54) CELINA RANGEL TURA, Brazilian, married, economist, holder of ID No. 08401397-8, issued by IFP/RJ, registered with the CPF/MF under No. 033.992.637-67; (55) CONRADO LEIRAS MATOS, Brazilian, married, engineer, holder of ID No. 09390761-6, issued by Detran/RJ, registered with the CPF/MF under No. 016.690.587-94; (56) DANIEL KEN OLIVEIRA WATANABE, Brazilian,  married, attorney, holder of ID No. 141.868, issued by OAB/RJ, registered with the CPF/MF under  No. 094.746.867-69; (57) DANIEL SILVEIRA BARRETO, Brazilian, single, production engineer, holder of ID No. 12131149-2, issued by IFP/RJ, registered with the CPF/MF under No. 086.661.927-55; (58) DANIELA ARANTES ALVES LIMA, Brazilian, divorced, engineer, holder of ID No. 05360270-2, issued by Detran/RJ, registered with the CPF/MF under No. 043.041.537-06; (59) DANIELA BACCAS, Brazilian, married, attorney, holder of ID No. 22518386-9, issued by SSP/SP, registered with the CPF/MF under No. 220.623.818-75; (60) DANILO DA SILVA MOLINA, Brazilian, married, journalist, holder of ID No. 35.0009.584-X, issued by the SSP-SP, registered with the CPF/MF under No. 730.217.091-68; (61) DIOGO MORENO PEREIRA GOMES, Brazilian, divorced, systems analyst, holder of ID No. 0157767565-6, issued by Detran/RJ, registered with the CPF/MF under No. 092.784.497-41; (62) EDUARDO CHRISTENSEN NALI, Brazilian, married, economist, holder of ID No. 34390260-6, issued by SSP/SP, registered with the CPF/MF under No. 218.291.968-63; (63) EDUARDO LOURENCO PIRES DA ROSA, Brazilian, married, economist, holder of ID No. 10572870-3, issued by the IFP/RJ, registered with the CPF under No. 074.375.327-51; (64) EDUARDO SANTOS DA COSTA, Brazilian, single, economist, holder of passport No. FU726185, issued by the Brazilian Federal Police, registered with the CPF/MF under No. 097.937.707-24; (65) EDUARDO TEIXEIRA E BORGES, Brazilian, married, attorney, holder of ID No. 93.694, issued by the Brazilian Bar Association (OAB/RJ), registered with the CPF/MF under No. 025.884.527-95; (66) ELISA SALOMÃO LAGE, Brazilian, married, economist, holder of ID No. 11271364-9, issued by Detran/RJ, registered with the CPF/MF under No. 082.614.247-82; (67) ESTEVÃO GOMES CORREA DOS SANTOS, Brazilian, married,  attorney, holder of ID No. 166,597, issued by OAB/RJ, registered with the CPF/MF under No.  935,339,182-20; (68) FABIANA MUNIZ LIMA, Brazilian, single, attorney, holder of ID No. 159.618, issued by the OAB/RJ, registered with the CPF/MF under No. 095318207-08; (69) FABIO CHILETTO GONÇALVES, Brazilian, married, accountant, holder of ID No. 090035/O8, issued by the CRC/RJ, registered with the CPF under No. 025.464.467-89; (70) FABIO REGO RIBEIRO, Brazilian, married, engineer, holder of ID No. 10202679-6, issued by Detran/RJ, registered with the CPF/MF under No. 044.453.987-56; (71) FABIO ROBERTO SCHERMA, Brazilian, married, administrator, holder of ID No. 27886278-0, issued by SSP/SP, registered with the CPF/MF under No. 280.013.928-56; (72) FELIPE CARNEIRO CALHEIROS, Brazilian,  divorced, systems analyst, holder of ID No. 0298485233-0, issued by Detran/RJ, registered with the  CPF/MF under No. 029.465.547-67; (73) FELIPE DOS SANTOS PEREIRA, Brazilian, married,  engineer, holder of ID No. 08821961-3, issued by Detran/RJ, registered with the CPF/MF under No. 074.010.897-26; (74) FERNANDA MILNE JONES NADER GARAVINI,  Brazilian, married, economist, holder of ID No. 35735883-7, issued by Detran/RJ,  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  1

22º Ofício de Notas RJ
WILHAMI DE OLIVEIRA
Tabelião de Notas
RUA SENADOR DANTAS, 39 – CENTRO • RIO DE JANEIRO • RJ – CEP: 20.031-202
TEL: (21) 2544-0277 juridico@22oficiodenotas.com.br

registered with the CPF/MF under No. 030.831.354-24; **(75) FILIPE BARRETO BAETAS,** Brazilian, single, economist, holder of ID No. 10602488-8, issued by Detran/RJ, registered with the CPF/MF under No. 116.040.927-77; **(76) FLAVIA CAMPOS KICKINGER**, Brazilian, living in a common-law marriage, engineer, holder of ID No. 10560531-5, issued by Detran/RJ, registered with the CPF/MF under No. 077.212.297-07; **(77) FLAVIO ALENCAR DE CARVALHO BORGES**, Brazilian, married, archivist, holder of ID No. 158525-1, issued by the SSP/DF, registered with the CPF/MF under No. 806.881.791-34; **(78) FLÁVIO MORAES DA MOTA,** Brazilian, married, engineer, holder of ID No. 12475999-4, issued by Detran/RJ, registered with the CPF/MF under No. 074.537.06750; **(79) FLAVIO PAPELBAUM**, Brazilian, married, engineer, holder of ID No. 12955669-2, issued by Detran/RJ, registered with the CPF/MF under No. 091.346.917-31; **(80) GABRIEL BRAGA FILÁRTIGA,** Brazilian, married, engineer, holder of ID No. 10464274-9, issued by IFP/RJ, registered with the CPF/MF under No. 069.959.257-77; **(81) GABRIEL DEMETRIO DOMINGUES COIMBRA**, Brazilian, married, attorney, holder of ID No. 138.599, issued by the OAB/RJ on March 3, 2018, registered with the CPF under No. 098.438.227-57; **(82) GABRIEL MENEZES PERES**, Brazilian, married, accountant, holder of ID No. 10946470-1, issued by Detran/RJ, registered with the CPF/MF under No. 086.426.017-28; **(83) GASPAR GIACOMINI**, Brazilian, married, administrator, holder of ID No. 108277067-6, issued by SJS/RS, registered with the CPF/MF under No. 004.183.180-26; **(84) GEANDERSON LÚCIO DE SOUZA SILVA**, Brazilian, married, engineer, holder of ID No. 13175217-2, issued by IFP/RJ, registered with the CPF/MF under No. 089.936.167-60; **(85) GILBERTO RODRIGUES BORÇA JUNIOR,** Brazilian, married, economist, holder of ID No. 127812860-5, issued by Detran/RJ, registered with the CPF/MF under No. 095.777.177-05; **(86) GISELLI ALVES DE SOUZA,** Brazilian, married, systems analyst, holder of ID No. 07274328-9, issued by Detran/RJ, registered with the CPF/MF under No. 006.049.207-41; **(87) GUILHERME BETHLEM MONTEIRO** – Brazilian, married, engineer, holder of ID No. 09783120-0, issued by Detran/RJ, registered with the CPF/MF under No. 078.582.297-61; **(88) GUILHERME DE LEMOS MEDINA COELI**, Brazilian, married, administrator, holder of identity document No. 187077040, issued by DETRAN/RJ, and registered with the CPF/MF under No. 082.209.447-05; **(89) GUILHERME GUIMARÃES MARTINS**, Brazilian, married, engineer, holder of ID No. 0282024640-4, issued by Detran/RJ, registered with the CPF/MF under No. 110.092.617-89; **(90) GUSTAVO ALVES BRAUNE**, Brazilian, married, engineer, holder of ID No. 11693533-9, issued by Detran/RJ, registered with the CPF/MF under No. 079.590.147-01; **(91) GUSTAVO GIMENEZ NONATO,** Brazilian, married, administrator, holder of ID No. 251709656, issued by SSP/SP, registered with the CPF/MF under No. 284.613.998-97; **(92) GUSTAVO HENRIQUE BORGES DA COSTA,** Brazilian, divorced, journalist, holder of ID No. 4159018, issued by the SSP-PE, registered with the CPF/MF under No. 988.672.294-00; **(93) HERILMAR POMPERMAYER FREIRE**, Brazilian, married, systems analyst, holder of ID No. 83700-2, issued by the SSP/ES, registered with the CPF/MF under No. 001.812.577-85; **(94) JULIA FONSECA DE SIQUEIRA**, Brazilian, married, administrator, holder of ID No. 11661672-3, issued by Detran/RJ, registered with the CPF/MF under No. 093-170-337-92; **(95) KALINE VÉRAS FLORENTINO DA SILVA**, Brazilian, married, accountant, holder of ID No. RJ-090452/O-3, issued by the CRC/RJ, registered with the CPF/MF under No. 028.902.017-40; **(96) LAURA VIDON AROEIRA SILVA,** Brazilian, married, attorney, holder

This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.
To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code
4S3AY-LRRKP-DS9V2-5KXS5

7

 ID No. 02824903916, issued by DETRAN/RJ, registered with the CPF/MF under No. 013848156-35; (97) LEANDRO BERNARDO RODRIGUES, Brazilian, married, administrator, holder of ID No. 02618719650, issued by DETRAN/RJ, registered with the CPF/MF under No. 102.755.707-46;  (98) LEONARDO LOUREIRO NUNES, Brazilian, married, administrator, holder of ID No.  25768155-3, issued by SSP-SP, registered with the CPF/MF under No. 298.220.068-61; (99) LEONARDO PEREIRA RODRIGUES DOS SANTOS, Brazilian, married, engineer, holder of ID No. 10056752-8, issued by IFP/RJ, registered with the CPF/MF under No. 078.319.737-37;  (100) LETÍCIA TAQUETTE VAZ, Brazilian, married, attorney, holder of ID No. 129.664, issued  by the OAB/RJ, registered with the CPF/MF under No. 090.824.327-81; (101) LIDIANO DE JESUS SANTOS, Brazilian, married, accountant, holder of ID No. 21.185.008-6, issued by Detran/RJ, registered with the CPF/MF under No. 108.396.937-45; (102) LÍVIA GRABELLOS DE BARROS, Brazilian, divorced, attorney, holder of ID No. 08732954-6, issued by Detran/RJ, registered with the CPF/MF under No. 018165817-80; (103) LIVIA MADEIRA DE MENEZES, Brazilian, married, attorney, holder of ID No. 137.714, issued by OAB/RJ, registered with the CPF/MF under No. 056.808.097-10; (104) LIVIA MUND DA ROCHA E SILVA,  Brazilian, single, accountant, holder of ID No. 020.319.625-8, issued by DIC DETRAN/RJ,  registered with the CPF/MF under No. 109.293.687-46; (105) LUCIANA GIULIANI DE OLIVEIRA REIS, Brazilian, married, systems analyst, holder of ID No. 06443399-8, issued by Detran/RJ, registered with the CPF/MF under No. 813.641.997-34; (106) LUCIANA XAVIER DE LEMOS CAPANEMA, Brazilian, married, chemical engineer, holder of ID No. M5957103, issued by SSP/MG, registered with the CPF/MF under No. 551.348.666-00; (107) LUCIANO QUINTO LANZ, Brazilian, married, administrator, holder of ID No. 0079097141-6, issued by Detran/RJ, registered with the CPF/MF under No. 353.077.810-91; (108) LUIS GUILHERME TETSUO SAKATE, Brazilian, married, attorney, holder of ID No. 123.964, issued by OAB/RJ, registered with the CPF/MF under No. 267.274.578-16; (109) LUIZ DANIEL WILLCOX DE  SOUZA, Brazilian, married, economist, holder of ID No. 07116879-3, issued by IFP/RJ, registered  with the CPF/MF under No. 026.643.477-05; (110) LUIZ HENRIQUE ROSARIO  LAFOURCADE, Brazilian, single, administrator, holder of ID No. 21052268-6, issued by DIC/RJ, registered with the CPF/MF under No. 108.516.887-56; (111) MARCIO BERNARDO SPATA, Brazilian, married, accountant, holder of ID No. 0071605935, issued by DIC/RJ, registered with the CPF/MF under No. 005.970.127-76;; (112) MARCOS ROSSI MARTINS, Brazilian, married, engineer, holder of ID No. M-8.067.391, issued by SSP/MG, registered with the CPF/MF under No. 812.227.186-34; (113) MARCUS CARDOSO SANTIAGO, Brazilian, married, economist, holder of ID No. 12771180-2, issued by Detran/RJ, registered with the CPF/MF under No. 093.408.087-97; (114) MARCUS VINICIUS NORONHA DA SILVA, Brazilian, single,  attorney, holder of ID No. 95.440, issued by the Brazilian Bar Association (OAB/RJ), registered  with the CPF/MF under No. 035.358.537-88; (115) MARIO ALBERTO COSTA MIRANDA,  Brazilian, married, economist, holder of ID No. 2252520, issued by the SSP/DF, registered with the CPF/MF under No. 014.765.841-17; (116) MARLON TYRONE DE ALMEIDA SILVA,  Brazilian, married, accountant, holder of ID No. 03632200250, issued by DETRAN/RJ, registered  with the CPF/MF under No. 086.431.147-82; (117) MAURICIO DOS SANTOS NEVES,  Brazilian, married, engineer, holder of ID No. 0009054428-1, issued by DETRAN/RJ, registered with the CPF/MF under No. 018.367.047-71; (118) MAURÍLIO GUIGNONI DUTRA, Brazilian, divorced, attorney, holder of  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  1

22º Ofício de Notas RJ
WILHAMI DE OLIVEIRA
Tabelião de Notas
RUA SENADOR DANTAS, 39 – CENTRO - RIO DE JANEIRO - RJ – CEP: 20.031-202
TEL: (21) 2544-0277 juridico@22oficiodenotas.com.br

ID No. 124.079, issued by the Brazilian Bar Association (OAB/RJ), registered with the CPF/MF under No. 077.719.827-43; **(119) MAURO ARNAUD DE QUEIROS MATTOSO**, Brazilian, married, economist, holder of ID No. 08322954-2, issued by Detran/RJ, registered with the CPF/MF under No. 069.484.457-80;

(120) MELISSA CORDEIRO DUTRA, Brazilian, married, attorney, holder of ID No. 116.569, issued by OAB/RJ, registered with the CPF/MF under No. 079.820.997-69; **(121) MÔNICA DOS SANTOS MONTEIRO**, Brazilian, single, architect and urban planner, holder of ID No. 00318851729, issued by Detran/DF, registered with the CPF/MF under No. 071.148.597-67; **(122) NATASHA GALOTTA MARTINS DA SILVA BENDIA,** Brazilian, married, engineer, holder of ID No. 12913764-2, issued by DIC/RJ, registered with the CPF/MF under No. 110.883.157-55; **(123) NATHALIA FARIAS SAAD RODRIGUES**, Brazilian, married, engineer, holder of ID No. 11390903-0, issued by Detran/RJ, registered with the CPF/MF under No. 100.715.197-85;

(124) NINA FERREIRA DA COSTA VIEIRA, Brazilian, married, administrator, holder of ID No. 11713637-4, issued by IFP/RJ, registered with the CPF/MF under No. 077.163.60752; **(125) PAULA MARIA DE CASTRO BARBOSA**, Brazilian, married, attorney, holder of ID No. 136.620, issued by OAB/RJ, registered with the CPF/MF under No. 055.026.287-36; **(126) PAULO ROBERTO DE OLIVEIRA ARAUJO,** Brazilian, divorced, attorney, holder of ID No. 78,468, issued by the OAB/RJ, registered with the CPF/MF under No. 802,434,447-53; **(127) PEDRO HENRIQUE DE MORAIS MARQUES**, Brazilian, married, economist, holder of ID No. 13453781-0, issued by DICRJ, registered with the CPF/MF under No. 718.379.491-15; **(128) PEDRO IVO PEIXOTO DA SILVA**, Brazilian, married, attorney, holder of ID No. 137.687, issued by OAB/RJ, registered with the CPF/MF under No. 053.328.487-22; **(129) PEDRO JACQUES DE MORAES,** Brazilian, divorced, attorney, holder of ID No. 122.031, issued by the OAB/RJ, registered with the CPF/MF under No. 088.144.607-60; **(130) PEDRO JOSÉ DE ALMEIDA**
RIBEIRO, Brazilian, married, attorney, holder of ID No. 163,187, issued by the OAB/RJ, registered with the CPF/MF under No. 103,665,657-88; **(131) PRISCILA BRANQUINHO DAS DORES,**
Brazilian, married, engineer, holder of ID No. 11544585-0, issued by Detran/RJ, registered with the CPF/MF under No. 080.254.587-41; **(132) RAFAEL BASTOS PEIXOTO**, Brazilian, single, systems analyst, holder of ID No. 11724150-5, issued by IFP/RJ, registered with the CPF/MF under No. 012.835.667-70; **(133) RAFAEL DORNELLES FELER**, Brazilian, single, economist, holder of ID No. 20305485-3, issued by the DIC, registered with the CPF/MF under No. 113.370.547-20; **(134) RAFAEL PONTES FEIJÓ**, Brazilian, married, attorney, holder of ID No. 133.103, issued by the OAB/RJ, registered with the CPF/MF under No. 032.164.817-00; **(135) RAFAEL SALES SANTELLI DA SILVA**, Brazilian, divorced, engineer, holder of ID No. 11359848-6, issued by IFP/RJ, registered with the CPF/MF under No. 091.161.077-48; **(136) RAPHAEL DOMINGUES DE MORAES ZYNGIER,** Brazilian, living in a common-law marriage, attorney, holder of ID No. 136.672, issued by OAB/RJ, registered with the CPF/MF under No. 085.337.727-85; **(137) RAQUEL CRISTINA DE CARVALHO E SILVA,** Brazilian, single, attorney, holder of ID No. 133,596, issued by the OAB/RJ, registered with the CPF/MF under No. 083,819,137-13; **(138) RENATO RANGEL LEAL DE CARVALHO**, Brazilian, married, engineer, holder of ID No. 12384461-5, issued by IFP-RJ, registered with the CPF/MF under No. 054.197.347-96; **(139) ROBSON ENEAS DE OLIVEIRA**, Brazilian, married, administrator,

This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.
To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5
9

 holder of ID No. 33558932-7, issued by the SSP/SP, registered with the CPF/MF under No. 308.244.908-51; (140) RODRIGO ANTONIO PARRA ROMEIRO, Brazilian, single,  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  10 engineer, holder of ID No. 21121878-9, issued by the SSP/SP, registered with the CPF/MF under No. 173.870.578-18; (141) RODRIGO TELLES PIRES HALLAK, Brazilian, married,  administrator, holder of ID No. 20251157-2, issued by Detran/RJ, registered with the CPF/MF under No. 111.797.307-71; (142) RODRIGO TRICA ROCHA, Brazilian, married, attorney, holder of ID No. 126673, issued by OAB/RJ, registered with the CPF/MF under No. 054354687-01; (143) RODRIGO ZAMAIA KIKUMOTO, Brazilian, married, administrator, holder of ID No. 8063280-0, issued by the SSP/PR, registered with the CPF/MF under No. 038.364.04907; (144) ROMULO FERRAZ DE OLIVEIRA BOMFIM, Brazilian, divorced, administrator, holder of ID No. 10842543-0, issued by IFP/RJ, registered with the CPF/MF under No. 070.229.577-97; (145) SABRINA DE OLIVEIRA BICALHO, Brazilian, married, attorney, holder of ID No. 126.281, issued by OAB/RJ, registered with the CPF/MF under No. 083.517.037-37; (146) SABRINA MATTOS CERDEIRA, Brazilian, married, attorney, holder of ID No. 126.511, issued by the OAB/RJ, registered with the CPF/MF under No. 025.442.767-70; (147) SERGIO JOSÉ SUAREZ POMPEO, Brazilian, married, economist, holder of ID No. 13250972, issued by DETRAN/RJ, and registered with the CPF/MF under No. 094.449.797-76; (148) THATIANE HELOISA WERNECK SOARES, Brazilian, married, accountant, holder of ID No. 091410/O-8, issued by the CRC/RJ, registered with the CPF/MF under No. 051.834.367-70; (149) TIAGO LUIZ CABRAL PEROBA, Brazilian, married, accountant, holder of ID No. RJ-094518/O-5, issued by the CRC/RJ, registered with the CPF/MF under No. 089.492.767-12; (150) TIAGO TOLEDO FERREIRA, Brazilian, single, economist, holder of ID No. 105.928.02, issued by SSP/MG, registered with the CPF/MF under No. 051.727.796-47; (151) VANESSA RAFAEL VIEIRA,  Brazilian, married, economist, holder of ID No. 12349864-4, issued by Detran/RJ, registered with  the CPF/MF under No. 079.626.127-03; (152) VINÍCIUS FERNANDES CORRÊA,  Brazilian, divorced, engineer, holder of ID No. 10829868-8, issued by Detran/RJ, registered with the CPF/MF under No. 037.650.657-14; (153) VINICIUS LIMA MAGALHÃES, Brazilian,  married, production engineer, holder of ID No. 2000102928, issued by CREA/RJ, registered with  the CPF/MF under No. 052.244.987-59; (154) VITOR FREIRE FILGUEIRAS, Brazilian, single, attorney, holder of ID No. 215.899, issued by OAB/RJ, registered with the CPF/MF under No. 792.039.735-91; (155) VIVIAN MACHADO DOS SANTOS CORRÊA PEREIRA, Brazilian,  married, economist, holder of ID No. 020643373-2, issued by DIC/RJ, registered with the CPF/MF  under No. 101.502.997-37; (156) VIVIAN REGINA COSTA WINKEL, Brazilian,  divorced, attorney, holder of ID No. 96,868, issued by OAB/RJ, registered with the CPF/MF under No. 075,817,477-27; (157) VLADIMIR MATHEUS RIBEIRO DE SOUZA, Brazilian,  married, accountant, holder of ID card No. 114245723, issued by IFP-RJ, registered with the CPF/MF under No. 086.780.167-01; all with a business address at Avenida República do Chile, No. 100, Centro, city of Rio de Janeiro, State of Rio de Janeiro, with the exception of those listed in 16th, 30th, 67th, 91st, 98th, 115th, and 139th places, with a business address at Setor Comercial Sul, Quadra 09, Torre C, 12th floor, city of Brasília, Federal District. THE GRANTOR, pursuant to Article 46, Paragraphs One, Two, and Three, of its Bylaws, reserving the same powers for itself, hereby appoints the GRANTEES, to whom it confers the power to (A) any of the Superintendents listed in positions 10 through 34, always in conjunction with another Superintendent (or with one of the Department Heads listed in positions 35 through 157 acting as a substitute superintendent), or any of the Department Heads listed in positions 35 through 157 (or  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  10

 (or their designated substitutes under a specific sub-power of attorney), always jointly with one of the Superintendents listed in positions 10 through 34 (or their substitutes from among the Department Heads listed in positions 35 through 157), to represent the GRANTOR in the signing of instruments, acts, and documents, as follows: (i) financial collaboration agreements in the amount of up to R$ 500,000,000.00 (five hundred million reais) and the respective termination agreements and declarations of effectiveness; (ii) agreements, cooperation agreements, arrangements, and similar instruments in the amount of up to R$ 500,000,000.00 (five hundred million reais), including those without provision for the transfer of funds, and their respective terminations and declarations of effectiveness; (iii) credit instruments in the amount of up to R$ 500,000,000.00 (five hundred million reais) and their respective termination agreements and declarations of effectiveness; (iv) administrative contracts, including terms of delivery of movable property resulting from a bidding process, in the amount of up to R$ 500,000,000.00 (five hundred million reais) and respective termination agreements and declarations of effectiveness; (v) atypical contracts in the amount of up to R$ 500,000,000.00 (five hundred million reais) and their respective terminations and declarations of effectiveness; (vi) legal instruments relating to the BNDES’s internal or external debt operations, in an amount of up to R$ 500,000,000.00 (five hundred million reais), considering, for foreign currency purposes, the exchange rate equivalent to the Brazilian Real (R$) on the date of execution; (vii) contracts for the promise to provide guarantees in the BNDES’s own name and the respective instruments formalizing the guarantee (surety, guarantee, Bid Bond, Performance Bond, or Refundment Bond, or other similar instrument), in an amount of up to R$ 500,000,000.00 (five hundred million reais); (viii) financial resource management agreements and other agreements; (ix) agreements for the total or partial assignment of letter of credit rights;  (x) terms of adherence to financial collaboration agreements through the discounting of letters of  credit and other agreements, relating to transactions carried out under the Credit Lines approved by the BNDES Board of Directors in favor of Foreign Entities and the respective termination agreements; (xi) terms of adherence to the provisions of Chapter VI of the Operational Rules for the BNDES Exim Post-Shipment Product, Post-Shipment Financing Lines for Services, Goods, and Aircraft, and their respective termination agreements; (xii) contracts entered into between BNDES and the Exporter to govern the exporter’s obligations related to Export Credit Insurance Policies;  (xiii) ancillary contracts; (xiv) instruments formalizing the establishment of guarantees in favor of  BNDES, including instruments related to Export Credit Insurance (Specific Conditions, Special Conditions, Endorsements, and Amendments, whose templates are approved by the Attorney General’s Office of the National Treasury (PGFN) or by the Superintendence of Private Insurance (SUSEP)); (xv) contract amendments, including those that constitute the use of a contracted credit limit, regardless of the specific amount used; (xvi) statements of discharge (including a Statement of Discharge relating to the receipt of Export Credit Insurance indemnity), release of guarantees, statements of fulfillment of obligations, statements of early settlement, and statements of extinction of rights and obligations; (xvii) endorsement, in black ink, without recourse, of the credit instruments received by BNDES in the following cases: 1) receipt of indemnification under Export Credit Insurance; 2) payment of the instrument by a person other than the importer; and 3) failure by BNDES to discount the instrument; (xviii) terms of adhesion to Credit Facility Agreements entered into with Financial Institutions and the respective termination agreements; (xix) receiving and signing documents received or prepared in the regular exercise of the duties inherent to the  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  10

 Area; (xx) any other instruments, acts, and documents necessary for the faithful fulfillment of this mandate; (B) any of the Superintendents listed between the 10th and 34th  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  10

 (or their substitutes from among the Department Heads listed between the 35th and 157th positions), always jointly with one of the Directors listed between the 1st and 9th positions, shall represent the GRANTOR in the signing of instruments, acts, and documents, as follows: (i) instruments, acts, and documents described in item (A), in an amount of up to R$ 1,000,000,000.00 (one billion reais); and (ii) compensation and reimbursement agreements and similar instruments, in any amount, and their respective terminations and declarations of effectiveness; (C) any two of the Directors listed in positions 1 through 9, acting jointly, to represent the GRANTOR in the signing of instruments, acts, and documents, as described in item (B), in any amount; (D) all GRANTEES, jointly or separately, with subdelegation permitted to employees of BNDES, BNDES Participações S/A - BNDESPAR, and Agência Especial de Financiamento Industrial S/A - FINAME, to represent the GRANTOR before: (i) foreign legal entities and international organizations; and (ii) federal, state, municipal, and district government agencies, including, but not limited to, government ministries in general, including the National Treasury Secretariat, to make declarations, the Brazilian Federal Revenue Service, the Attorney General’s Office of the National Treasury, the State, Municipal, and District Secretariats of Finance or Treasury, including to request the refund or offset of taxes and contributions paid in excess of what was due or paid in error, through non-contentious administrative proceedings, and to make declarations to the Social Security Secretariats, the Secretariat of Federal Assets (SPU), the Secretariats of Public Safety, the Police Stations for Robbery and Theft, the Traffic Inspectorates, the Traffic Departments  - DETRAN, the Traffic Councils - CONTRAN, the National Department of Roads and Highways -  DNER, Regulatory Agencies in general, autonomous agencies, including but not limited to the National Social Security Institute - INSS, mixed-capital companies, public and private institutions and foundations, including but not limited to the Institute of Applied and Economic Research - IPEA, labor unions, insurance companies, utilities providing water, sewage, electricity, and gas services, notary offices and registries of titles and documents, banking institutions, and credit institutions in general, including Banco do Brasil S/A, Caixa Econômica Federal, the Central Bank of Brazil, and other financial institutions duly authorized to operate in the country. This instrument does not invalidate and/or render ineffective other more specific instruments that may be or have been granted by the BNDES. This power of attorney is valid for two (2) years and may be revoked at any time by the GRANTOR; its subdelegation is authorized to the official substitutes of the Department Heads listed between the 35th and 157th positions during the period of substitution, and for the performance of the acts referred to in item (D) above. The pages of this Instrument are initialed by Paula Gisah de Araujo Martins Romêo, attorney for the GRANTOR, OAB/RJ No. 119,974, by authorization of the legal representatives who sign it. DONE UPON PRESENTATION OF THE DRAFT. The names and details of the attorneys-in-fact and the information regarding the subject matter(s) of this instrument were provided and verified by the grantor, who assumes responsibility for them, I was also informed by the representative(s) of the grantor(s) that they are acting within the limits of the powers granted by their Articles of Incorporation/Amendments, Bylaws, Minutes, and Internal Regulations, and assume responsibility for the acts performed. So stated, which I attest, and they requested this Instrument, which I read to them, and they accepted and signed. I certify that fees are due for this act (Ordinance on Extrajudicial Fees issued by the General Inspectorate of Justice) in the amount of Tab. 7.2.B R$680.83 (with service) FETJ (Law 3217/99) R$136.16 - FUNDPERJ (Law 4664/2005) R$34.04 -  This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.  To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5  10

22º Ofício de Notas RJ

WILHAMI DE OLIVEIRA
Tabelião de Notas
RUA SENADOR DANTAS, 39 – CENTRO - RIO DE JANEIRO - RJ – CEP: 20.031-202
TEL: (21) 2544-0277 juridico@22oficiodenotas.com.br

PRÊMIO QUALIDADE BRASIL

FUNPERJ (Law 111/2006) R$34.04 - FUNARPEN (Law 6281/2012) R$40.84 - Cost of Pro Bono Service R$13.61 - Distributor R$358.60 – ISS R$35.81, totaling R$1,336.80. I, (signed) (LEANDRA CARDOZO ANDRADE RODRIGUES), Deputy Notary Public, have drawn up, read, and closed this deed, collecting the signatures. And I, (signed) (JOSÉ WILHAMI FERNANDES DE OLIVEIRA), Notary Public, hereby endorse and sign it. (signed) **NATIONAL BANK FOR ECONOMIC AND SOCIAL DEVELOPMENT – BNDES**, hereby, through its Executive Director **HELENA TENÓRIO VEIGA DE ALMEIDA - NATIONAL BANK FOR ECONOMIC AND SOCIAL DEVELOPMENT –**
BNDES, hereby, through its Executive Director **WALTER BAÈRE DE ARAÚJO FILHO.** I, **LEANDRA CARDOZO ANDRADE RODRIGUES**, Deputy Notary of this Notary Office, hereby certify this TRANSCRIPT on July 25, 2025, with my AC SERASA-RFB digital certificate.

Poder Judiciário - TJERJ
Corregedoria Geral da Justiça
Selo de Fiscalização Eletrônico
EEYY89953-PEP
Consulte a validade do selo em:
http://www4.tjrj.jus.br/Portal-Extrajudicial/consultaselo

Digitally signed by:
LEANDRA CARDOZO ANDRADE RODRIGUES
CPF: 088.293.467-80
Certificate issued by AC SERASA RFB v5
Date: 07/25/2025 08:31:11 -03:00

Colégio Notarial do Brasil

This document was signed by LEANDRA CARDOZO ANDRADE RODRIGUES.
To validate the document and its signatures, visit https://assinatura.e-notariado.org.br/validate and enter the code 4S3AY-LRRKP-DS9V2-5KXS5

11

SIGNATURE MANIFESTO  Validation code: 4S3AY-LRRKP-DS9V2-5KXS5  This document was signed by the following signatories on the dates indicated (Brasília Time Zone):  LEANDRA CARDOZO ANDRADE RODRIGUES (CPF 088.293.467-80) on 07/25/2025 at 08:31  To verify the signatures, visit https://assinatura.e-notariado.org.br/validate and enter the validation code or follow the link below:  https://assinatura.e-notariado.org.br/validate/4S3AY-LRRKP-DS9V2-5KXS5